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                                                                  EXHIBIT 10.17


                        RESTRICTED STOCK AWARD AGREEMENT
                      UNDER THE 1989 STOCK INCENTIVE PLAN

                              January 26, 1995

Dear

     The 1989 Stock Incentive Plan of Delta Air Lines, Inc., as amended ("Plan"), is intended as an inducement for officers, executives and key employees of Delta Air Lines, Inc. (the "Company") to continue in the employment of the Company, and to provide a greater incentive to such employees to make material contributions to the Company's success by increasing their proprietary interest in the Company through increased direct common stock ownership. The Plan, which provides for certain awards to eligible employees, is administered by the Personnel, Compensation & Nominating Committee of the Board of Directors (the "Committee"). Pursuant to the Plan, the Committee has selected you to receive an award of Restricted Stock (as defined in the Plan) effective as of the close of business on January 26, 1995, and has instructed me to direct this letter to you.

     In consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and you as an employee of the Company (hereinafter called "Employee"), do hereby agree as follows:

     1. Grant of Shares.   Pursuant to action of the Committee, the Company has
granted to the Employee ______________ shares of Restricted Stock (the "Shares"). This award is in all respects made subject to the terms and conditions of the Plan, a copy of which has been provided to you, and by signing and returning a copy of this Agreement to the Secretary of the Company, you acknowledge that you have read the Plan and agree to all of the terms and conditions thereof for yourself, any designated beneficiary and your heirs, executors, administrators or personal representative. Terms used in this Agreement which are defined in the Plan shall have the meanings set forth in the Plan. In the event of any conflict between the Plan and this Agreement, the Plan shall control. You also acknowledge receipt of the Prospectus dated January 26, 1995, relating to the Plan.

     As soon as practicable following the Employee's execution of this Agreement and the stock power described below in Section 7, a certificate or certificates representing the Shares and bearing the legend described below in
Section 7 shall be issued to the Employee. Upon issuance of the certificates representing the Shares, the Employee shall have all rights of a stockholder with respect to the Shares, including the right to vote and, subject to Section 11 of this Agreement, to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that the Shares (and any securities of the Company which may be issued with respect to the Shares by virtue of any dividend


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reinvestment, stock split, combination, stock dividend or recapitalization, which securities shall be deemed to be "Shares" hereunder) shall be subject to the terms and all of the restrictions set forth in this Agreement.

     2. Restriction. Until the restriction imposed by this Section 2 (the "Restriction") has lapsed pursuant to Section 3 or 4 below, Employee shall not be permitted to sell, exchange, assign, transfer, pledge or otherwise dispose of the Shares, and the Shares shall be subject to forfeiture as set forth in
Section 5 below.

     3. Lapse of Restriction by Passage of Time or at Retirement.   The
Restriction shall lapse and have no further force or effect upon the earlier of: (a) the fifth anniversary of the date of this Agreement; or (b) Employee's Retirement (as defined in the Plan) at or after his normal retirement date as determined under the retirement or pension plan of the Company applicable to Employee and then in effect ("Normal Retirement").

     If Employee's employment is terminated because of early Retirement prior to his Normal Retirement as permitted under the retirement or pension plan of the Company applicable to Employee, the Restriction shall be deemed to have lapsed on 33-1/3% of the Shares (including 33-1/3% of any additional Shares which at the time have been purchased with dividends on the Shares) awarded hereunder for each full year after the second full year which shall have elapsed between the date of this Agreement and the date of such early Retirement, and the remaining Shares awarded hereunder shall be forfeited and transferred to the Company in the manner described in Section 5; provided, however, that if within two years of any such early Retirement and without the Committee's approval the Employee is employed or retained by any air carrier or organization which the Committee determines is in direct and substantial competition with the Company or any of its affiliates, Employee shall be required to repay to the Company the cash value of any Shares and any cash which vested at such early Retirement. The amount of such repayment shall be the closing price of the Company's common stock ("Common Stock") on the New York Stock Exchange ("NYSE") on the day that the Restriction on such Shares lapsed (or, in the event that no sale of the Common Stock takes place on the NYSE on such date, the closing price of the Common Stock on the NYSE on the immediately preceding date on which such a sale occurred) multiplied by the number of such Shares.

     4. Lapse of Restriction by Death or Disability. The Restriction shall lapse with respect to all Shares hereunder, and have no further force or effect, upon the Employee's death or Disability (as defined in the Plan). Employee may provide to the Company written designation naming a person or persons who shall receive the Shares in the event of Employee's death, and such designation must be in a form approved by counsel for the Company. If there is no such approved designation, Shares shall be distributed upon Employee's death pursuant to Employee's last will and testament or as provided by law.




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     5. Forfeiture of Shares. In the event of termination of the Employee's employment with the Company due to the Employee's voluntary resignation (other than Normal Retirement), involuntary discharge or early Retirement to the extent provided for in Section 3, prior to lapse of the Restriction under
Section 3 or 4, Employee shall immediately forfeit all right, title, and interest to the Shares (and in the case of early Retirement the remaining Shares referred to in Section 3), and such Shares shall be canceled or transferred to the Company by the Employee, without consideration to the Employee or his heirs, executors, administrators or personal representative.

     6. Revocation or Modification of Award. In the event that Employee either voluntarily suggests and later accepts a demotion, or is involuntarily demoted, to a job involving lesser responsibilities than those of the job held by Employee at the time of this Agreement, the Committee may in its sole discretion, prior to the earlier of six months from the date of the demotion or the lapse of the Restriction pursuant to Section 3 or 4 above, revoke or modify this award of Shares in any manner as it deems appropriate under the circumstances. The Committee shall determine in its sole discretion what constitutes a demotion to a job involving lesser responsibilities for purposes of this Section 6.

     7. Endorsement and Retention of Certificates. All certificates representing the Shares shall be endorsed on the face thereof with the following legend:

             "The shares of stock represented by this certificate and the sale, transfer or other disposition of such shares are restricted by and subject to a Restricted Stock Award
             Agreement dated January 26, 1995 between
             ____________________________ and the Company,
             a copy of which is on file with the Secretary of the Company."

All certificates for Shares shall be held by the Company until the restrictions thereon shall have lapsed, and as a condition to this award, Employee shall execute and deliver to the Company a stock power, endorsed in blank and approved by counsel for the Company, relating to the Shares, as set forth in the Plan.

     Upon lapse of the Restriction pursuant to Section 3 or 4 of this Agreement without a prior forfeiture of the Shares, a certificate or certificates for an appropriate number of unrestricted Shares shall be delivered to Employee and the certificate with the legend indicated above shall be canceled.

     8. Withholding Taxes. Upon lapse of the Restriction on the Shares pursuant to Section 3 or 4 above, sufficient Shares shall be transferred to the Company to provide for the payment of any taxes required to be withheld by federal, state, or local law with respect to income resulting from such lapse. The value of the Shares so transferred shall be the closing price of the Common Stock on the NYSE on the date the Restriction lapses (or, in the event that no sale of the Common Stock takes place on the NYSE on such date,

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the closing price of the Common Stock on the NYSE on the immediately preceding date on which such a sale occurred).

     9. Rights Not Enlarged. Nothing herein confers on the Employee any right to continue in the employ of the Company or any of its subsidiaries.

     10. Succession. This Agreement shall be binding upon and operate for the benefit of the Company and its successors and assigns, and the Employee and his heirs, executors, administrators or personal representative.

     11. Dividends. Any cash dividends which may become payable on the Shares shall be reinvested by the Company in shares of Common Stock, to the extent Shares are available under the Plan. If Shares are not so available, dividends shall be paid in cash and held by the Company for the account of the Employee until the Restriction lapses. In such event the Company shall pay interest on the amount so held as determined by the Committee, and the accumulated amount of such dividends and interest shall be payable to the Employee upon the lapse of the Restriction. Those Shares and any cash held for the account of the Employer shall be governed by the Restriction set forth in the Agreement; the Restriction with respect to such Shares and such cash shall lapse as provided in Sections 3 and 4 of this Agreement; and such Shares and such cash shall be forfeited pursuant to Section 5 to the extent that the Shares on which such dividends were paid shall be so forfeited.

     12. Fractional Shares. Upon lapse of the Restriction, certificates for fractional Shares shall not be delivered to the Employee, and any fractional Shares which may result from the application of Sections 3 or 4 of this Agreement shall be paid in cash to Employee, as determined in the last sentence of Section 8, above.

     This Agreement has been prepared in duplicate. Please note your acceptance in the space provided below, and return the original for the Company's records.

     IN WITNESS WHEREOF, the Company, acting through the Committee, has caused this Agreement to be duly executed and the Employee has hereunto set his or her hand, all as of the day and year first written above.


                                        DELTA AIR LINES, INC.


                                        By:
                                            --------------------------

                                        EMPLOYEE

                                            --------------------------


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                   NONQUALIFIED STOCK OPTION AWARD AGREEMENT
                      UNDER THE 1989 STOCK INCENTIVE PLAN

                                January 25, 1996


Dear

     The 1989 Stock Incentive Plan of Delta Air Lines, Inc., as amended ("Plan"), is intended as an inducement for officers, executives and key employees of Delta Air Lines, Inc. (the "Company") to continue in the employment of the Company, and to provide a greater incentive to such employees to make material contributions to the Company's success by increasing their proprietary interest in the Company through increased direct stock ownership. The Plan, which provides for certain awards to eligible employees, is administered by the Personnel, Compensation & Nominating Committee of the Board of Directors (the "Committee"). Pursuant to the Plan, the Committee selected you to receive an award of a Nonqualified Stock Option under the Plan, effective as of the close of business on January 25, 1996, and has instructed me, on behalf of the Company, to provide this Agreement to you.

     In consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and you as an employee of the Company (hereinafter called "Employee"), do hereby agree as follows:

A. 1996 Stock Option Awards

     1. The Company hereby grants to Employee a Nonqualified Stock Option ("Stock Option") covering _____________________ shares of Stock, as defined in the Plan, a copy of which has been furnished to you. This award is in all respects made subject to the terms and conditions of the Plan and, by signing and returning a copy of this Agreement to the Secretary of the Company, you acknowledge that you have read this Agreement and the Plan and agree to all of the terms and conditions thereof for yourself, any designated beneficiary and your heirs, executors, administrators or personal representative. Terms used in this Agreement which are defined in the Plan shall have the meanings set forth in the Plan. In the event of any conflict between the Plan and this Agreement, the Plan shall control. You also acknowledge receipt of the Prospectus dated January 26, 1995, relating to the Plan.

     2. The Option Price of the Stock Option covered by this award shall be $______ per share, which price was the closing price of the Stock on the New York Stock Exchange (the "NYSE") on the date of this award.

     3. Subject to the terms and conditions of the Plan and Paragraph 7 below, the Stock Option granted to you herein may be exercised during the period beginning January 25, 1997 and

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ending January 24, 2006, except as provided in Sections 5 and 10 of the Plan.
Subject to the terms and conditions of the Plan, Employee (or a party acting on behalf of a deceased employee pursuant to Section 10 of the Plan) may exercise the Stock Option granted herein in whole or, from time to time, in part by way of a written notice delivered to the Secretary of the Company which includes the following: (i) name, mailing address and social security number of Employee and the date, which shall be the actual date of the notice; (ii) the number of shares of Stock with respect to which the Stock Option is being exercised; (iii) the date of grant and the Option Price with respect to the Stock Option being exercised; and (iv) the signature of Employee or a party acting on behalf of a deceased employee. Such notice shall be accompanied by payment of the full purchase price of the shares of Stock covered by the exercise, in a check made payable to the order of the Company. If the Committee, in its sole discretion, shall determine that it is appropriate to do so, such payment may be made in whole or in part by tender of shares of unrestricted Stock, as set forth in Section 5 of the Plan, subject to such requirements or procedures as the Committee may specify.

     4. When the Stock Option is exercised, the Company shall make the appropriate calculations under the Plan and deliver to Employee, as soon as practicable, a certificate or certificates representing the net number of shares of Stock due to Employee pursuant to such exercise, calculated in accordance with this paragraph. The Company shall withhold from the shares of Stock issued to Employee a sufficient number of shares (rounded down to the nearest whole share) of Stock based on its fair market value on the date of exercise to cover any amounts which the Company is required to withhold to comply with withholding requirements of federal, state or local tax laws, rules or regulations. The fair market value for purposes of the second sentence of this paragraph shall be as determined by the Committee.

     5. The Stock Option granted herein is not transferable otherwise than by will, by the laws of descent and distribution, or by a written designation referred to in Section 10(c) of the Plan, and is exercisable during the Employee's lifetime only by the Employee. In the event that the Stock Option is exercised pursuant to Section 10 of the Plan by any person other than Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Stock Option.

     6. The Stock Option granted herein is subject to all terms of the Plan, including, but not limited to, (i) Section 10(b), which provides for the forfeiture and repayment of certain benefits in certain circumstances in the event of Employee's Retirement prior to his normal retirement date; and (ii)
Section 10(d), which provides that the Committee may in its sole discretion revoke or modify this award in any manner as it deems appropriate under the circumstances if Employee either voluntarily suggests and later accepts a demotion, or is involuntarily demoted, to a job involving lesser responsibilities than those of the job held by Employee at the time of this award.

     7. Employee acknowledges that the federal securities laws and/or the Company's policies regarding trading in its securities may limit or restrict Employee's right to buy or sell shares of Stock, including, without limitation, sales of Stock to exercise the Stock Option or sales of Stock acquired pursuant to the exercise of the Stock Option. Employee agrees to comply with such federal securities law requirements and Company policies, as such laws and policies are amended from time to time.


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     This Agreement has been prepared in duplicate.  Please note your acceptance in the space provided therefor and return the original for the Company's records.

     IN WITNESS WHEREOF, the Company, acting through the Committee, has caused this Agreement to be duly executed, and Employee has hereunto set his or her hand, all as of the day and year first written above.

                                                DELTA AIR LINES, INC.


                                                By
                                                   --------------------------


                                                EMPLOYEE


                                                -----------------------------


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